EDUCATION REALTY TRUST, INC.

SECOND QUARTER 2011
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

General and Administrative Expense Detail	4

Funds From Operations	5

Wholly-Owned Community Operating Results	6

Wholly-Owned Community Statistics	7

Same-Community Statistics	8

Preleasing Statistics	9

Development Update	10

Capital Structure	11

Community Listing - Wholly-Owned	12

Investor Information	13

Definitions	14

Safe Harbor Statement	15

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:

	Three months ended June 30,				Six months ended June 30,
	2011	2010	$ Chg	% Chg	2011	2010	$ Chg	% Chg

Same-community revenue	$23,838	$23,335	$503	2.2%	$49,191	$47,837	$1,354	2.8%
Total community revenue	25,613	23,335	2,278	9.8%	52,312	47,837	4,475	9.4%
Total revenue	29,449	26,647	2,802	10.5%	60,113	54,616	5,497	10.1%

Same-community net operating income	13,131	12,960	171	1.3%	27,555	26,788	767	2.9%
Community net operating income	14,342	12,960	1,382	10.7%	29,780	26,788	2,992	11.2%
Total operating income	3,772	4,249	(477)	-11.2%	9,458	9,353	105	1.1%

Net income (loss)	576	(590)	1,166	NM	1,231	(420)	1,651	NM
Per share - basic & diluted	0.01	(0.01)	0.01	NM	0.02	(0.01)	0.02	NM

Funds from operations (FFO)	6,400	6,895	(495)	-7.2%	13,319	14,710	(1,391)	-9.5%
Per weighted average share/unit (1)	0.09	0.12	(0.03)	-25.0%	0.18	0.25	(0.07)	-28.0%

Core funds from operations (Core FFO)	8,365	7,029	1,336	19.0%	17,752	15,017	2,735	18.2%
Per weighted average share/unit (1)	$0.11	$0.12	$(0.01)	-8.3%	$0.24	$0.26	$(0.02)	-7.7%

BALANCE SHEET DATA:

	6/30/2011	12/31/2010
Debt to gross assets	35.3%	41.5%
Net debt to enterprise value	29.1%	43.9%
Interest coverage ratio (TTM)	2.4	2.2

(1)	FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact.See page 5 for detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	June 30, 2011	December 31, 2010
	(unaudited)
Assets
Collegiate housing properties, net (1)	$661,535	$652,603
Collegiate housing properties - held for sale (2)	-	45,044
Assets under development	11,527	1,146
Cash and cash equivalents	71,289	6,958
Restricted cash	3,560	4,791
Other assets	35,372	26,743

Total assets	$783,283	$737,285

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$329,989	$367,631
Revolving line of credit	-	3,700
Accounts payable and accrued expenses	22,346	18,929
Deferred revenue	9,355	12,243
Total liabilities	361,690	402,503

Commitments and contingencies	-	-

Redeemable noncontrolling interests	10,053	10,039

Equity:
Stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 71,990,538 and 58,657,056 shares issued and outstanding June 30, 2011 and December 31, 2010, respectively	720	587
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	500,283	414,850
Accumulated deficit	(89,463)	(90,694)
Total stockholders' equity	411,540	324,743

Total liabilities and stockholders' equity	$783,283	$737,285

(1)	Amount is net of accumulated depreciation of $151,751 and $145,315 as of June 30, 2011 and December 31, 2010, respectively
(2)	Amount is net of accumulated depreciation of $11,043 as of December 31, 2010.

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	$ Change	2011	2010	$ Change
Revenues:
Collegiate housing leasing revenue	$25,613	$23,335	$2,278	$52,312	$47,837	$4,475
Third-party development services	1,073	648	425	2,349	1,341	1,008
Third-party management services	745	707	38	1,579	1,573	6
Operating expense reimbursements	2,018	1,957	61	3,873	3,865	8
Total revenues	29,449	26,647	2,802	60,113	54,616	5,497

Operating expenses:
Collegiate housing leasing operations	11,271	10,375	896	22,532	21,049	1,483
Development and management services (1)	1,316	1,270	45	2,647	2,583	64
General and administrative (1)	2,392	2,359	34	4,874	4,885	(11)
Severance, development pursuit and acquisition costs	208	407	(199)	152	868	(716)
Ground leases	1,366	83	1,283	2,732	165	2,567
Depreciation and amortization	7,106	5,947	1,159	13,845	11,848	1,997
Reimbursable operating expenses	2,018	1,957	61	3,873	3,865	8
Total operating expenses	25,677	22,398	3,279	50,655	45,263	5,392

Operating income	3,772	4,249	(477)	9,458	9,353	105

Nonoperating expenses:
Interest expense	4,642	4,888	(246)	9,384	9,875	(491)
Amortization of deferred financing costs	284	312	(28)	568	624	(56)
Interest income	(47)	(110)	63	(92)	(227)	135
Loss on extinguishment of debt	-	-	-	351	-	351
Total nonoperating expenses	4,879	5,090	(211)	10,211	10,272	(61)

Loss before equity in earnings of unconsolidated entities, income taxes and discontinued operations	(1,107)	(841)	(266)	(753)	(919)	166

Equity in earnings (losses) of unconsolidated entities	(23)	7	(30)	(18)	86	(104)
Loss before income taxes and discontinued operations	(1,130)	(834)	(296)	(771)	(833)	62
Less: Income tax benefit	(371)	(102)	(269)	(218)	(177)	(41)
Loss from continuing operations	(759)	(732)	(27)	(553)	(656)	103
Income from discontinued operations	1,275	130	1,145	1,935	435	1,500

Net income (loss)	516	(602)	1,118	1,382	(221)	1,603

Less: Net income (loss) attributable to the noncontrolling interests	(60)	(12)	(48)	151	199	(48)
Net income (loss) attributable to Education Realty Trust, Inc.	$576	$(590)	$1,166	$1,231	$(420)	$1,651

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common shareholders per share - basic and diluted	$0.01	$(0.01)	$0.01	$0.02	$(0.01)	$0.02

Weighted-average common shares outstanding - basic and diluted	72,209	56,933		71,527	56,847

(1)	See note on page 4 regarding presentation of general and administrative costs.

EDUCATION REALTY TRUST, INC.

General and Administrative Expense Detail
(Amounts in thousands, except per share data, unaudited)

Note:  This schedule provides more clarity on the composition of our general and administrative costs.  Historically we have  presented all general and administrative costs, including regional and corporate costs of supporting our communities,  as one line in our income statement.  We intend to present G&A costs in this fashion for the remainder of the year.   However, beginning in 2012 we intend to report the management services - owned G&A costs as part of our collegiate  housing operating costs and not as part of G&A.  We believe the new presentation will improve comparability within the  industry and provide a better reflection of the total cost to operate a property.  If this new presentation had been implemented  for all periods presented, our same-community operating expenses per bed on page 8 would have been $196 and $190 and the  same-community operating margins would have been 50.9% and 51.4% for the second quarter of 2011 and 2010, respectively.  And  on a year to date basis, operating expenses per bed would have been $198 and $194 and the operating margins would have been  51.9% and 51.6% for 2011 and 2010, respectively.

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	$ Change	2011	2010	$ Change

Management services - third-party (1)	631	618	12	1,298	1,322	(24)
Development consulting services	685	652	33	1,349	1,261	88
Development and management services - third-party	1,316	1,270	45	2,647	2,583	64

Management services - owned (1)	995	976	20	2,048	2,085	(37)
Corporate general and administrative	1,397	1,383	14	2,826	2,800	26
General and administrative - non third-party	2,392	2,359	34	4,874	4,885	(11)

Total general and administrative expense	3,708	3,629	79	7,521	7,468	53

Severance and related	-	227	(227)	-	519	(519)
Development pursuit	6	180	(174)	(221)	349	(570)
Acquisition costs	202	-	202	373	-	373

Total severance, development pursuit and acquisition costs	208	407	(199)	152	868	(716)

(1)
Management services owned and third-party represents costs related to regional managers, accounting, and other support staff necessary to oversee, manage and support the operations of our communities and those we manage for third-parties.

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended June 30,			Six months ended June 30,
	2011	2010	Change	2011	2010	Change

Net income (loss) attributable to Education Realty Trust, Inc.	$576	$(590)	$1,166	$1,231	$(420)	$1,651

Gain on sale of collegiate housing assets (1)	(1,445)	-	(1,445)	(2,388)	-	(2,388)
Real estate related depreciation and amortization	6,983	5,845	1,138	13,603	11,640	1,963
Depreciation and amortization of discontinued operations	235	1,528	(1,293)	501	3,043	(2,542)
Equity portion of real estate depreciation and amortization on equity investees	111	124	(13)	221	248	(27)
Noncontrolling interests	(60)	(12)	(48)	151	199	(48)
Funds from operations ("FFO")	6,400	6,895	(495)	13,319	14,710	(1,391)

FFO adjustments:
Loss on extinguishment of debt (1)	-	-	-	757	-	757
Acquisition costs	202	-	202	373	-	373
Straight-line adjustment for ground leases (2)	1,053	-	1,053	2,106	-	2,106
Reorganization/severance costs, net of taxes	-	134	(134)	-	307	(307)
FFO adjustments:	1,255	134	1,121	3,236	307	2,929

FFO on Participating Developments:(3)
Interest on loan to Participating Development	393	-	393	678	-	678
Development fees on Participating Development, net of costs and taxes	317	-	317	519	-	519
FFO on Participating Developments	710	-	710	1,197	-	1,197

Core funds from operations ("Core FFO")	$8,365	$7,029	$1,336	$17,752	$15,017	$2,735

FFO per weighted average share/unit (4)	$0.09	$0.12	$(0.03)	$0.18	$0.25	$(0.07)
Core FFO per weighted average share/unit (4)	$0.11	$0.12	$(0.01)	$0.24	$0.26	$(0.02)

Weighted average shares/units (4)	73,320	58,186	15,134	72,638	58,141	14,497

(1)	All of or a portion of these amounts are included in discontinued operations and are not visible on the face of our statement of operations on page 3.
(2)
This represents the straight-line rent expense adjustment required by GAAP related to ground leases at two communities.  As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.  For the three and six months ended June 30, 2011, the adjustment includes $996 and $1,992 related to The GrandMarc at the University of Virginia and $57 and $114 related to University Village on Colvin in Syracuse, respectively.

(3)
FFO on participating developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development.  The adjustment for development fees is calculated under the same percentage of completion  method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(4)	FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS
(Amounts in thousands, unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Revenues
Same-communities	$23,838	$23,335	$503	2.2%	$49,191	$47,837	$1,354	2.8%
New-communities (1)	1,774	-	1,774	NM	3,121	-	3,121	NM
Total revenues	25,612	23,335	2,277	9.8%	52,312	47,837	4,475	9.4%

Operating expenses (2)
Same-communities	10,707	10,375	332	3.2%	21,636	21,049	587	2.8%
New-communities (1)	563	-	563	NM	896	-	896	NM
Total operating expenses	11,270	10,375	895	8.6%	22,532	21,049	1,483	7.0%

Net operating income
Same-communities	13,131	12,960	171	1.3%	27,555	26,788	767	2.9%
New-communities (1)	1,211	-	1,211	NM	2,225	-	2,225	NM
Total net operating income	$14,342	$12,960	$1,382	10.7%	$29,780	$26,788	$2,992	11.2%

NOTE: This table excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: College Station (sold in April 2009), Reserve at Clemson (sold in November 2010), The Gables, Western Place, Berkeley Place and the Pointe at Southern (all sold in December 2010), Troy Place, The Reserve at Jacksonville, The Reserve at Martin, The Chase at Murray and Clemson Place (all sold in January 2011), and Collegiate Village and Clayton Station (both sold in the second quarter of 2011).

(1) New-communities includes GrandMarc at the Corner, Wertland Square and Jefferson Commons communities at the University of Virginia that were purchased in October of 2010 and March of 2011 as well as Westminster House, which was acquired in June of 2011.

(2) Represents community-level operating expenses excluding management fees, depreciation, amortization and ground lease expense.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Change		2011	2010	Change

Occupancy
Physical	88.0%	87.1%	96	bps	90.4%	89.2%	112	bps
Economic	85.6%	84.8%	88	bps	88.8%	87.7%	115	bps

NarPAB	$386	$367	5.2%		$399	$379	5.3%
Other income per avail. bed	$23	$24	-5.4%		$22	$21	2.6%
RevPAB	$409	$391	4.5%		$421	$400	5.1%

Operating expense per bed	$180	$174	3.5%		$181	$176	2.6%

Operating margin	56.0%	55.5%	46	bps	56.9%	56.0%	93	bps

Design Beds	62,620	59,646	5.0%		124,434	119,292	4.3%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.  See note on Pg. 6.

EDUCATION REALTY TRUST, INC.

SAME-COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2011	2010	Change		2011	2010	Change

Occupancy
Physical	88.2%	87.1%	114	bps	90.5%	89.2%	128	bps
Economic	85.9%	84.5%	137	bps	89.0%	87.4%	163	bps

NarPAB	$378	$367	3.0%		$391	$380	3.1%
Other income per avail. bed	$22	$24	-9.1%		$21	$21	-2.1%
RevPAB	$400	$391	2.2%		$412	$401	2.8%

Operating expense per bed	$179	$174	3.2%		$181	$176	2.8%

Operating margin	55.1%	55.5%	(40	)bps	56.0%	56.0%	-	bps

Design Beds	59,661	59,646	0.0%		119,322	119,292	0.0%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations .

EDUCATION REALTY TRUST, INC.

2011/2012 PreLeasing update as of July 18th

		2011-2012		2010-2011		Projected		September 30, 2010
Community	Primary University	Leases	%	Leases	%	Rate Increase	Design Beds	Opening Occupancy

Players Club	Florida State University	336	100.0%	336	100.00%	4.5%	336	99.1%
University Towers	North Carolina State University	953	100.0%	939	98.53%	1.8%	953	99.5%
The Pointe	Pennsylvania State University	984	100.0%	984	100.00%	5.5%	984	100.0%
University Village on Colvin	Syracuse University	432	100.0%	432	100.00%	7.9%	432	98.6%
Campus Creek	University of Mississippi	636	100.0%	636	100.00%	18.5%	636	99.7%
The Reserve on South College	Auburn University	572	99.3%	508	88.19%	9.7%	576	96.0%
Carrollton Crossing	University of West Georgia	332	98.8%	336	100.00%	7.2%	336	99.1%
Cape Trails	Southeast Missouri State University	355	98.6%	359	99.72%	5.1%	360	100.0%
The Reserve at Athens	University of Georgia	601	98.2%	465	75.98%	-5.0%	612	83.2%
The Reserve at Columbia	University of Missouri	661	97.8%	676	100.00%	11.5%	676	100.0%
Commons on Kinnear	The Ohio State University	483	96.2%	477	95.02%	3.1%	502	98.6%
The Pointe at South Florida	University of South Florida	948	94.6%	714	71.26%	5.0%	1,002	91.1%
The Lofts	University of Central Florida	681	92.5%	673	91.44%	1.1%	736	98.9%
The Reserve on Frankford	Texas Tech University	673	91.3%	631	85.62%	0.0%	737	98.6%
Campus Lodge	University of Florida	993	89.1%	881	79.01%	0.5%	1,115	88.3%
The Reserve at Saluki Pointe	Southern Illinois University	678	88.3%	592	77.08%	2.0%	768	90.1%
The Commons at Knoxville	University of Tennessee	623	88.0%	552	77.97%	2.2%	708	85.3%
College Station at West Lafayette	Purdue University	786	81.9%	841	87.60%	3.0%	960	96.8%
The Reserve on Perkins	Oklahoma State University	594	81.1%	651	88.93%	5.3%	732	98.2%
River Pointe	University of West Georgia	408	81.0%	438	86.90%	2.1%	504	95.4%
The Commons	Florida State University	565	77.2%	460	62.84%	2.9%	732	86.6%
NorthPointe	University of Arizona	693	76.0%	571	62.61%	5.5%	912	78.7%
The Reserve on West 31st	University of Kansas	539	75.5%	666	93.28%	9.5%	714	98.0%
Pointe West	University of South Carolina	349	72.7%	390	81.25%	1.5%	480	99.6%
The Pointe at Western	Western Michigan University	555	63.4%	762	86.99%	2.0%	876	97.5%
College Grove	Middle Tennessee State University	521	60.3%	602	69.68%	1.0%	864	90.9%
The Reserve at Star Pass	University of Arizona	599	58.7%	709	69.51%	9.0%	1,020	87.1%
The Avenue at Southern	Georgia Southern University	359	57.5%	402	64.42%	1.4%	624	88.1%
Same-communites		16,909	85.0%	16,683	83.9%	4.0%	19,887	93.6%

Wertland Square	University of Virginia	152	100.0%	152	100.0%	1.0%	152	100.0%
Jefferson Commons	University of Virginia	82	100.0%	82	100.0%	1.0%	82	100.0%
GrandMarc at the Corner	University of Virginia	480	74.9%	NA	(1)	(1)	641	90.8%
Wesminster House	University of California at Berkeley	49	29.3%	NA	(1)	(1)	167	NA
New-communitites		763	73.2%	234			1,042

Wholly-owned communities		17,672	84.4%	16,917			20,929

(1)	Prior year leasing data is not included for newly acquired communities where reliable lease pacing information is not available.

EDUCATION REALTY TRUST, INC.

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS

Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost
The University of Texas at Austin	ONE Plan	622	In progress	Summer 2013	$63,951
University of Connecticut - Storrs Center Phase I	Wholly Owned	250	In progress	Summer 2012	24,396
University of Connecticut - Storrs Center Phase II	Wholly Owned	250	In progress	Summer 2013	24,396
Syracuse University - Campus West	ONE Plan	312	In progress	Summer 2012	29,747
University of Alabama	Joint Venture	774	In progress	Summer 2012	41,350
		2,208			$183,840

PARTICIPATING PROJECTS (1)
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Six Months Ended June 30, 2011	Remaining Fees to Earn
Johns Hopkins Graduate Housing	572	In progress	Summer 2012	60,700	$2,122	$304	$924	$894

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Six Months Ended June 30, 2011 (2)	Remaining Fees to Earn
SUNY College of Env. Science & Forestry	454	In progress	Summer 2011	28,147	1,174	802	266	106
East Stroudsburg University - Pennsylvania	969	In progress	December 2011	59,491	2,234	232	1,006	996
Mansfield University of Pennsylvania	634	In progress	December 2011	35,031	1,449	52	495	902
Projects Under Construction - Total	2,057			122,669	4,857	1,086	1,767	2,004

West Chester University of Pennsylvania Phase II	TBD	TBD	TBD	TBD	TBD	-	-	-
Bloomsburg University of Pennsylvania	522	Summer 2012	Summer 2013	29,746	1,233	-	-	1,233
Recently Awarded Projects - Total	522			29,746	1,233	-	-	1,233

Total Third-Party Projects	2,579			$152,415	$6,090	$1,086	$1,767	$3,237

NOTE:
The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1)
Participating projects are third-party development projects the Company has a significant investment in but does not own.  The Company earns fees on the project but the fees are deferred and not recognized in its operating statements until its investment is recovered.  The Company includes the earned fees in computing its Core FFO.  See page 5.

(2)	Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of June 30, 2011
(dollars in thousands)

Total Debt to Gross Assets		Net Debt to Enterprise Value
Debt (1)	$329,784	Net Debt (1)	$258,495
Gross Assets (2)	$935,034	Market Equity (3)	628,531
Debt to Gross Assets	35.3%	Enterprise Value	$887,026
		Net Debt to Enterprise Value	29.1%

Interest coverage (TTM)	2.4	x
Net Debt to EBITDA (TTM)	5.3	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$306,301	5.93%	92.9%	4.26 years
Variable Rate - Construction Debt	23,483	1.45%	7.1%	0.71 years
Total / Weighted Average	$329,784	5.61%	100.0%	4.01 years

Future Maturities

Fiscal Year Ending	Amortization	Maturities		Total	Percentage
2011	$1,916	$8,826	(4)	$10,742	3.3%
2012	3,468	66,872		70,340	21.3%
2013	3,441	25,000		28,441	8.6%
2014	3,063	50,299		53,362	16.2%
2015	2,831	7,107		9,938	3.0%
Thereafter	5,377	151,584		156,961	47.6%
Mortgage Debt (1)	20,096	309,688		329,784	100.0%
Revolving Credit Facility	-	-		-
Gross Debt (1)	$20,096	$309,688		329,784
Cash				71,289
Net Debt				$258,495

(1)	Excludes unamortized debt premium of $0.2 million.
(2)	Excludes accumulated depreciation of $151,751 as of June 30, 2011.
(3)
Market equity includes 72,229,836 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $8.57 per share, the closing price of the Company's common stock on June 30, 2011.

(4)	Maturities in 2011 relate to a construction loan that has a two year extension option which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds

Players Club	Florida State University	Jan ’05	336
The Commons	Florida State University	Jan ’05	732
University Towers	North Carolina State University	Jan ’05	953
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960
The Reserve on Frankford	Texas Tech University	Jan ’05	737
Commons on Kinnear	The Ohio State University	Jan ’05	502
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Lofts	University of Central Florida	Jan ’05	736
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	714
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
Cape Trails	Southeast Missouri State University	Jan ’06	360
Carrollton Crossing	University of West Georgia	Jan ’06	336
River Pointe	University of West Georgia	Jan ’06	504
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641
Wertland Square	University of Virginia	Mar ’11	152
Jefferson Commons	University of Virginia	Mar ’11	82
Westminster House	University of California, Berkeley	May ’11	167

	Total Wholly-Owned		20,929

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Senior Vice President of Property Operations

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jeff Spector	(646) 855-1363
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
Janney Capital Markets	Andrew DiZio	(215) 665-6439
JMP Securities	Mitch Germain	(212) 906-3546
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Haendel St. Juste	(212) 887-3842
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our most recent Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments or otherwise.